                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 2, 2001
             ------------------------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                          Delaware 001-8368 51-0228924
                  (State of (Commission File No.) (IRS Employer
                       Incorporation) Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 2, 2001 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1     Press Release issued May 2, 2001 (Filed herewith.)




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                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAFETY-KLEEN CORP.



Date:  May 3, 2001             By:      /s/ Henry H. Taylor
                                   --------------------------------------------
                                        Henry H. Taylor
                                        Senior Vice President, General Counsel
                                            and Secretary




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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release issued May 2, 2001 (Filed herewith.)



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Exhibit 99.1

FOR IMMEDIATE RELEASE               Media Contact: John Kyte or Wade Gates
May 2, 2001                                        803-933-4224

                       SAFETY-KLEEN ANNOUNCES NEW ADDITION
                              TO BOARD OF DIRECTORS

     COLUMBIA, SC - May 2, 2001 - Safety-Kleen Corp. today announced the appointment of Mr. Ronald A. Rittenmeyer of Plano, TX, to its Board of Directors. The addition of Mr. Rittenmeyer fills the last vacant position on the Board.

"We are thrilled to have Ron join our Board," said CEO and Chairman of the Board, David E. Thomas, Jr. "His vision and business experience will allow him to make invaluable contributions to Safety-Kleen as we move forward in the reorganization process."

Spanning almost 30 years, Mr. Rittenmeyer's business career includes executive positions with Frito-Lay Inc., PepsiCo Foods International and, most recently, AmeriServe, a $10 billion food service company. Mr. Rittenmeyer joined AmeriServe as President and CEO following the company's filing for Chapter 11 bankruptcy protection last year. Under Mr. Rittenmeyer's leadership, AmeriServe's bankruptcy case was successfully resolved in just 10 months. He currently serves as the Plan Administrator for AmeriServe, responsible for settling the remaining estate.

Immediately, prior to working with AmeriServe, Mr. Rittenmeyer served as Chairman, President and CEO of RailTex, Inc., in San Antonio, TX, as President and COO of Ryder TRS, (a truck rental business which had been divested from Ryder Inc.) in Denver, CO, a Principal with Jay Alix & Associates, a nationwide turn around firm and President and COO of Merisel (a distributor of high tech equipment and software) in El Segundo, CA. He has served on the Board of Directors of RailTex, Ryder TRS, Groceryworks.com, and Merisel. He currently serves as a Trustee to the Greenhill School in Dallas, Texas and the Wyoming Seminary Prep School in Kingston, Pennsylvania.

     Mr. Rittenmeyer received his MBA from Rockhurst University in Kansas City, Missouri. He is also a graduate of Wilkes University, in Wilkes-Barre, Pennsylvania, where he received a B.S. in Commerce and Economics.

     Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the U.S. and Canada. The Company filed for protection under Chapter 11 of the U.S. Bankruptcy Code in June 2000.

                                       ###